                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                        Merge Technologies Incorporated
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                      [MERGE TECHNOLOGIES INC. LETTERHEAD]



May 8, 2000


Dear Shareholder:

          You are cordially invited to attend the annual meeting of shareholders of Merge Technologies Incorporated (the "Company") to be held at the Embassy Suites Hotel, 1200 South Moorland Road, Brookfield, Wisconsin on May 23, 2000, at 10:00 a.m. central time. At the meeting, you will be asked to consider and vote upon a proposal to elect eight individuals as Directors, as more particularly described in the accompanying Proxy Statement.

          With respect to the proposal described above, the eight individuals receiving the highest number of votes will be elected as Directors. Accordingly, whether or not you plan to attend the meeting, please complete, sign and date the accompanying proxy and return it in the enclosed prepaid envelope. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the meeting. If you attend, you may vote in person, even if you have previously returned your proxy. Your prompt cooperation will be greatly appreciated. This solicitation is authorized by and is made on behalf of the Company's Board of Directors.

                                                Sincerely,

                                                MERGE TECHNOLOGIES INCORPORATED

                                                /s/ William C. Mortimore

                                                William C. Mortimore
                                                President

                         MERGE TECHNOLOGIES INCORPORATED
                       1126 SOUTH 70TH STREET, SUITE S107B
                         MILWAUKEE, WISCONSIN 53214-3151
                                 (414) 977-4000

================================================================================

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
================================================================================

To the Shareholders of Merge Technologies Incorporated:

         Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting" or the "Meeting") of Merge Technologies Incorporated, a Wisconsin corporation (the "Company"), will be convened at the Embassy Suites Hotel, 1200 South Moorland Road, Brookfield, Wisconsin on May 23, 2000, at 10:00 a.m. Central Time (the "Meeting Date"). All Shareholders of the Company (the "Shareholders") are entitled to attend the Meeting. The Annual Meeting will be held for the purpose of considering and voting upon proposals to:

         1. Elect eight individuals to serve as Directors until the next annual meeting of Shareholders or otherwise as provided in the Amended and Restated By-Laws of the Company;

         2. Increase the number of shares of Common Stock which may be issued under the Company's 1998 Stock Option Plan for Directors from 100,000 to 300,000;

         3.       Adopt the Company's 2000 Employee Stock Purchase Plan; and

         4. Transact such other business as may properly come before the Annual Meeting, or any adjournment thereof.

         Only Shareholders of record at the close of business on March 23, 2000 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof (the "Eligible Holders"). A complete list of Eligible Holders will be available for inspection at the Company's offices for at least ten days prior to the Meeting. Unless otherwise defined, capitalized terms in this Notice shall have the meaning ascribed to them in the Proxy Statement accompanying this Notice.

         A PROXY STATEMENT AND PROXY ARE ENCLOSED. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOU PROMPTLY FILL IN, SIGN, DATE AND MAIL THE PROXY IN THE ENCLOSED ENVELOPE SO THAT YOU MAY VOTE YOUR SHARES.

                                          By order of the Board of Directors:

                                          /s/ William C. Mortimore

                                          William C. Mortimore
                                          President and Chief Executive Officer


Milwaukee, Wisconsin

May 8, 2000

         The Company's 1999 Form 10-K Annual Report is enclosed with this notice and Proxy Statement.

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------
                                       FOR
                        ANNUAL MEETING OF SHAREHOLDERS OF
                         MERGE TECHNOLOGIES INCORPORATED
                                  MAY 23, 2000

         This proxy statement is furnished to the holders of shares (the "Shareholders") of common stock, par value $0.01 per share (the "Common Shares" or "Common Stock"), of Merge Technologies Incorporated, a Wisconsin corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors (the "Directors" or the "Board") for use at the annual meeting of Shareholders to be held on May 23, 2000 (the "Annual Meeting") and any adjournments thereof. The Annual Meeting will be convened at approximately 10:00 a.m. Central Time. Any adjournment or postponement thereof will be announced at the meeting. This Proxy Statement, the enclosed notice and proxy were first sent or given to Shareholders on or about May 8, 2000. Shareholders who wish to attend the Annual Meeting should contact the Company at (414) 977-4000 to make arrangements.

         The Company will make arrangements with brokerage houses, banks and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the Common Shares held of record by those persons. The Company may reimburse these custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in forwarding the material. The Company will bear the cost of soliciting proxies, although the Company currently does not intend to solicit proxies. Brokerage firms, fiduciaries, nominees and others holding Common Shares for beneficial owners will be reimbursed for the out-of-pocket expenses in forwarding proxy materials to these beneficial owners. In addition to the use of the mails, proxies may be solicited by Directors, officers and employees of the Company who will not be specifically compensated for these services, by means of personal calls upon, or telephonic, telegraphic or telecopy communications with, Shareholders or their representatives.

         Only Common Shares represented by properly executed proxies in the accompanying form received by the Board prior to the Annual Meeting will be voted at the Annual Meeting. If a Shareholder specifies a choice with respect to any matter to be acted upon, the Common Shares represented by that proxy will be voted as specified. If a Shareholder does not specify a choice, in an otherwise properly executed proxy, with respect to any proposal referred to therein, the Common Shares represented by that proxy will be voted with respect to that proposal in accordance with the recommendations of the Board described herein. A Shareholder who signs and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to the Company before the proxy is voted at the Annual Meeting; (ii) executing and delivering a later-dated proxy before the proxy is voted at the Annual Meeting; or (iii) attending the Annual Meeting and voting the Common Shares in person.

         The close of business on March 23, 2000 has been fixed as the date for determining Shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). On the Record Date, the Company had 6,198,216 Common Shares outstanding, which includes 416,827 exchangeable shares of Interpra Medical Imaging Network Ltd. which have voting rights, each of which entitles the holder thereof to one vote per Share. Directors and officers of the Company own 1,500,653 or approximately 24% of these Common Shares and intend to vote in favor of each of the proposals. Only Shareholders of record as of the Record Date will be entitled to vote at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by an inspector of election appointed for the Annual Meeting who will determine whether or not a quorum is present. The presence of a majority of the outstanding Common Shares represented in person or by proxy at the Annual Meeting will constitute a quorum. Abstentions and broker non-votes will be treated as Common Shares that are present for the purpose of determining whether a quorum exists. With respect to the proposal to elect eight individuals as Directors, the eight nominees receiving the highest vote totals will be elected as Directors.

         The mailing address of the principal executive offices of the Company is 1126 South 70th Street, Suite S107B, Milwaukee, Wisconsin 53214-3151. The Company's Internet address is www.merge.com. The Common Shares are included for quotation on the Nasdaq SmallCap Market ("Nasdaq") under the symbol "MRGE". On May 5, 2000, the last reported sales price of the Common Shares as reported by Nasdaq was $2.1875 per Common Share.

                THE DATE OF THIS PROXY STATEMENT IS MAY 8, 2000.

                              AVAILABLE INFORMATION

      The Company files reports, proxy materials and other information with the Securities and Exchange Commission (the "Commission"). These reports, proxy materials and other information concerning the Company can be inspected and copied at the Public Reference Section maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549; The Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511, and at Seven World Trade Center, Suite 1300, New York, New York 10048. Copies can be obtained by mail from the Commission at prescribed rates from the Public Reference Section of the Commission at its principal office in Washington, D.C. The Commission also maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The Common Shares are included for quotation on the Nasdaq SmallCap Market and copies of reports and other material concerning the Company can be inspected at the offices of the National Association of Securities Dealers, Inc. at 1801 K Street, N.W., 8th Floor, Washington, D.C. 20006.

                                     SUMMARY

         The following summary is qualified in its entirety by, and should be read in conjunction with, the more detailed information appearing elsewhere in this Proxy Statement. Unless the context otherwise requires, all references in this Proxy Statement to the "Company" refer to Merge Technologies Incorporated and its subsidiaries.

         MATTERS TO BE CONSIDERED BY SHAREHOLDERS AT THE ANNUAL MEETING

         The Annual Meeting of Shareholders of the Company will be held for the purpose of considering and voting upon proposals to:

          1. Elect eight individuals to serve as Directors until the next annual meeting of Shareholders or otherwise as provided in the By-Laws;

          2. Approve an increase in the number of shares of Common Stock which may be issued under the Merge Technologies Incorporated 1998 Stock Option Plan for Directors.

          3. Approve the adoption of the Merge Technologies Incorporated 2000 Employee Stock Purchase Plan.

          4. Transact such other business as may properly come before the Annual Meeting, or any adjournment thereof.

         Only Shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.

                    PROPOSAL REGARDING ELECTION OF DIRECTORS

         Eight individuals will be elected at the Annual Meeting to serve as Directors until the next annual meeting of the Shareholders or otherwise as provided in the By-Laws. Unless instructions to the contrary are given, the persons named as proxy voters in the accompanying proxy, or their substitutes, will vote for the following nominees with respect to all proxies received by the Company. If any nominee should become unavailable for any reason, the votes will be cast for a substitute nominee designated by the Board. The Directors have no reason to believe that any of the nominees named below will be unable to serve if elected.

         The nominees for election to the Board, all of whom currently serve as Directors, are as follows:

         William C. Mortimore, 54, Founder of the Company, has served as President and Chief Executive Officer and a member of the Board of Directors of the Company since its inception in 1987. Mr. Mortimore has served as co-founder and a senior manager of several businesses in the fields of information communications technology, healthcare services and real estate and has been responsible for securing public and private financing for these organizations. Mr. Mortimore is an original member of the American College of Radiology/National Association of Electrical Manufacturers ("ACR/NEMA") committee responsible for establishing and maintaining the DICOM medical imaging standard. Mr. Mortimore is also a member of the Board of Directors of the Diagnostic Imaging Division of NEMA. Mr. Mortimore received a B.S. in Electrical Engineering from Michigan State University, an M.E.E. from the University of Minnesota and pursued doctoral studies in Electrical Engineering at the University of Minnesota.

         Robert T. Geras, 62, Chairman of the Board of Directors, has served as Chairman of the Board of Directors of the Company since July 1997 and as a Director since 1992 and has been a shareholder of the Company since May 1989. Mr. Geras has been a private venture investor for more than 25 years and has participated as a director of, investor in, and/or advisor to numerous small businesses in fields ranging from medical equipment, computer software, banking, telecommunications, industrial distribution and internet. He has also assisted in corporate planning, capital formation and management for his various investments. Mr. Geras holds a B.S.B.A. from Northwestern University.

         Robert A. Barish, M.D., 46, a Director, is Associate Dean for Clinical Affairs and a Professor in the Department of Surgery and Medicine at the University of Maryland School of Medicine. From 1996 to 1998, he served as the Chief Executive Officer of University CARE, the Clinical and Research Enterprise at the University of Maryland. He is a Trustee of the Endowment Fund of the University of Maryland. Dr. Barish holds a B.A. from the University of New Hampshire, an M.D. from the New York

Medical College and an M.B.A. from Loyola College. Dr. Barish was nominated to serve as an independent Director by H.C. Wainwright Co., Inc., pursuant to an agreement executed in connection with the IPO. See "Certain Relationships and Related Transactions."

         Dennis Brown, 52, a Director, has served since 1993 as Vice President Finance and the Chief Financial Officer and Treasurer of Sybron International Corporation, a publicly-traded company headquartered in Milwaukee, Wisconsin. From 1990 through 1993, Mr. Brown was the President of the European Region of Allen-Bradley Company. Prior to that, he served as the Treasurer of The Marmon Group. Mr. Brown is a Fellow of the Chartered Institute of Management Accountants.

         Michael D. Dunham, 54, a Director, is Executive Vice President of Business Development of IFS Industrial and Financial Systems, a publicly-traded Sweden-based corporation that markets and supports manufacturing software systems. Mr. Dunham co-founded and served as CEO of publicly-traded Effective Management Systems, Inc. between 1978 and 1999. Mr. Dunham is a director of United Wisconsin Services, Inc., a publicly-traded health insurance concern, two private software companies and a bank. Mr. Dunham is also a Vice Chairman of the Milwaukee Metropolitan Association of Commerce. Mr. Dunham holds a B.S. in Electrical Engineering from the University of Denver and a M.M.S. from the Stevens Institute of Technology.

         Douglas S. Harrington, M.D., 47, a Director, has served as Chief Executive Officer of ChromaVision Medical Systems, Inc., a publicly-traded medical device company, since December 1996 and as President of ChromaVision since December 1998. From 1995 to 1996, Dr. Harrington served as Chairman and President of Strategic Business Solutions, Inc., a privately-held company specializing in the commercialization of biotechnology, and as a principal in Douglas S. Harrington and Associates, a strategic consulting firm. From 1992 to 1995, Dr. Harrington served as President of Nichols Institute, a healthcare laboratory services provider, now part of Quest Diagnostics, Inc., a publicly-traded laboratory services provider. Dr. Harrington currently serves on the Boards of Directors, advisory boards, or scientific advisory boards of several healthcare and medical device companies. He is an Associate Professor of Clinical and Anatomic Pathology at the University of Nebraska Medical Center. Dr. Harrington received his B.A. with distinction and an M.D. from the University of Colorado.

         Kevin E. Moley, 53, a Director, has been a private investor since January 1, 2000. He had previously served as Chairman of the Board of Patient Care Dynamics since 1998. From 1996 to 1998, he served as President and Chief Executive Officer of Integrated Medical Systems, Inc., where he also served as a director since 1994. From 1993 through 1995, Mr. Moley was Senior Vice President of PCS Health Systems, a provider of prescription management services. From 1992 through 1993, Mr. Moley served as the Deputy Secretary of the United States Department of Health and Human Services. From 1989 through 1992, Mr. Moley served as Assistant Secretary of the United States Department of Health and Human Services. Mr. Moley is a director of Cephalon, Inc., a publicly-traded biopharmaceutical company, a physician practice management company, a director of PerSe Technologies, a medical billing company, director of Innovative Clinical Solutions Limited, a clinical research organization and director of ProxyMed Incorporated, a medical claims clearing house company. Mr. Moley attended the School of Foreign Service at Georgetown University.

         Hymie S. Negin, a Director, has served as President of Joca Corporation and Carjo Capital Corporation since 1983, through which activities in the creation, development and turnaround of businesses have been undertaken. From 1997 through l998 Mr. Negin was a Principal and Operating Partner of a major Canadian Chartered bank's merchant banking unit. From 1981 through 1982 he was one of five Managing Partners of The Merbanco Group, an Alberta based merchant banking group. From 1977 through 1980, Mr. Negin was President and Chief Executive Officer of Northway Gestalt Corporation, one of the world's most advanced and largest digital mapping companies. From 1975 through 1976, Mr. Negin was Executive General Manager of the Premier Group, a food processing and pharmaceutical organization. In 1972, Mr. Negin became Managing Director and CEO of United Refineries Ltd., one of Zimbabwe's largest food and consumer chemical processing companies. Mr. Negin received his B.A. (Economics and Sociology) from the University of Natal, South Africa, and his Master of Business Administration from the University of Cape Town, South Africa.

BOARD COMMITTEES AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         The Board is required to meet at least once per year, either in person or by telephonic conference. The Board met ten times during calendar year 1999. All of the Directors, except for Douglas Harrington, attended at least 75% of the aggregate of (i) the number of meetings of the Board of Directors, plus (ii) the number of meetings of all committees on which they served.

         The Board of Directors has four standing committees: an Audit Committee; a Compensation Committee; an Executive Committee; and a Nominating Committee.

         The Audit Committee recommends engagement of the Company's independent accountants, approves services performed by these accountants, and reviews and evaluates the Company's accounting system and its system of internal accounting controls. The Audit Committee, which met twice in 1999, is currently comprised of Dennis Brown, Michael D. Dunham and Robert T. Geras.

         The Compensation Committee reviews and administers the compensation of the officers of the Company. This committee also serves as the Stock Option Committee, and in this capacity reviews and administers the granting of stock options under the Company's Stock Option Plan for Employees. The Compensation Committee met four times in 1999 and is currently comprised of Michael D. Dunham, Douglas S. Harrington, M.D. and Kevin E. Moley.

         The Executive Committee was not formed until 2000; therefore, the Executive Committee did not meet in 1999. It is currently comprised of William
C. Mortimore, Hymie S. Negin and Michael D. Dunham.

         The Nominating Committee nominates candidates for the Board and will consider nominees recommended by Shareholders. The Nominating Committee, which met once in 1999, is currently comprised of Robert A. Barish, M.D., Robert T. Geras and William C. Mortimore.

         For a discussion of Directors' compensation, as well as additional information regarding the management of the Company, see
"Management-Compensation of Directors and Executive Officers."

         RECOMMENDATION OF THE BOARD: The Board hereby recommends and nominates Messrs. Mortimore, Geras, Barish, Brown, Dunham, Harrington, Moley and Negin for election as

Directors of the Company by the Shareholders at the Annual Meeting to serve until the next annual meeting of Shareholders or as otherwise provided in the By-Laws.

         VOTE REQUIRED: The eight nominees receiving the highest vote totals will be elected as Directors of the Company.

        PROPOSAL TO APPROVE AN INCREASE IN THE NUMBER OF SHARES OF COMMON
             STOCK WHICH MAY BE ISSUED UNDER THE MERGE TECHNOLOGIES
                INCORPORATED 1998 STOCK OPTION PLAN FOR DIRECTORS
                             (THE "DIRECTOR'S PLAN")

         The purpose of the Director's Plan is to advance the interests of the Shareholders of the Company by providing the members of the Company's Board of Directors who are not also employed by the Company with an opportunity to acquire or increase their proprietary interests in the Company by granting them options to purchase Common Shares. By encouraging these individuals to become owners of Common Shares, the Company seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative and leadership the Company's success in large measure depends.

         The decision to grant options to these individuals is intended to reward them for their services to the Company without burdening the Company with significant increases in direct compensation. Since its inception, the Company's Directors have been endeavoring to reach the Company's objectives of providing software, hardware and systems integration products and services that enable health care organizations to network otherwise incompatible medical imaging-producing and image-using devices. Through their efforts, the Company believes that significant progress has been made toward these objectives. The Board believes that the ability to achieve these objectives is best served by the alignment of the financial success of the Company's Directors with that of its Shareholders.

         Shareholder approval of this amendment to the Director's Plan is sought because of the requirements of Nasdaq in connection with the listing of the Company's Common Shares on the Nasdaq SmallCap Market and to continue to qualify the Director's Plan under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and thereby render certain transactions under the Director's Plan exempt from certain provisions of Section 16 of the Exchange Act.

         The Board has authorized an increase of 200,000 Common Shares for issuance under the Director's Plan, for a total of 300,000 shares. The Board believes that it is in the best interests of the Company and the Shareholders to increase the number of Common Shares which may be issued under the Director's Plan in order to continue to attract key persons to the Company and reward them for their efforts. With the exception of increasing the number of Common Shares which may be issued under the Director's Plan, the Company is not seeking Shareholder approval of any other provisions of the Director's Plan. Therefore, the Board recommends that the Shareholders vote to increase the number of Common Shares which may be issued under the Director's Plan.

GENERAL

         The Director's Plan grants the Board authority to issue options to purchase up to 100,000 Common Shares (to be increased to 300,000 Common Shares) and any other stock or security resulting from adjustments or substitutions as described in the Director's Plan. The Common Shares will be reserved and available for purchase upon the exercise of options granted under the Director's Plan.

         The Director's Plan provides for the issuance of incentive options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Board will administer the Plan and have the authority to determine, among other things, the Directors to be granted options and the number of Common Shares subject to each option. Options granted under the Director's Plan terminate ten years from the date of grant. The Board will also be authorized to construe and interpret the Director's Plan and to prescribe additional terms and conditions of exercise in option agreements and provide the form of option agreement to be utilized with the Director's Plan.

         Options will not be transferable except by will or by the laws of descent and distribution, and are exercisable during an optionee's lifetime only by the optionee or the appointed guardian or legal representative of the optionee. An option is exercisable by a director only so long as the Director continues to hold office and for a period of 30 days thereafter; provided, however, that if the Director ceases to hold office due to death, permanent and total disability or expiration of the Director's term of office after the director attains his 65th birthday, all options granted under the Director's Plan shall be exercisable.

         The Director's Plan requires the optionee to pay, at the time of exercise, for all shares acquired on exercise in cash, Common Shares or other forms of consideration acceptable to the Board.

         If the Company declares a stock dividend, splits its stock, combines or exchanges its Common Shares, or engages in any other transactions which result in a change in capital structure, such as a merger, consolidation, dissolution, liquidation or similar transaction, the Board may adjust or substitute, as the case may be, the number of Common Shares available for issuance upon exercise of options granted under the Director's Plan, the number of shares covered by outstanding options, the exercise price per share of outstanding options, any target price levels for vesting of the options and any other characteristics of the options as the Board deems necessary to equitably reflect the effects of those changes on the option holders.

         As of the date of this Proxy Statement, the Company has granted options for a total of 100,000 Common Shares under the Director's Plan. Pursuant to the terms of the grants, the options for shares granted under the Plan vest and are exercisable in installments on the first, second and third anniversaries of grant.

DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES

         The following summary of tax consequences is not comprehensive and is based on laws and regulations in effect on May 8, 2000. These laws and regulations are subject to change on a retroactive basis.

         The recipient of a stock option will not recognize any income upon its grant. The excess of the fair market value of the Common Shares over the exercise price of the Common Shares received upon the exercise of a stock option is taxable to the recipient. Upon a subsequent sale of Common Shares acquired pursuant to exercise of a stock option, the recipient will receive a capital gain on the difference between the sale price and the fair market value of the Common Shares as of the exercise date. The Company will receive an income tax deduction for the amount taxable to the recipient.

         RECOMMENDATION OF THE BOARD: The Board hereby recommends that the Shareholders concur in approving an increase in the number of Common Shares available for issuance under the Director's Plan.

         VOTE REQUIRED: The affirmative vote of a majority of the votes cast by Shareholders present in person or by proxy and eligible to vote at the Meeting, a quorum being present, is required to approve this matter.

             PROPOSAL TO APPROVE THE MERGE TECHNOLOGIES INCORPORATED
               EMPLOYEE STOCK PURCHASE PLAN (THE "PURCHASE PLAN")

         The purpose of the Purchase Plan is to provide the qualified employees of the Company with an opportunity to purchase Common Shares, through accumulated payroll deductions, enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Shareholders, and to provide a benefit that will assist the Company in competing to attract and retain employees of high quality.

         The Board of Directors has approved the Purchase Plan and is seeking approval of the Shareholders. Shareholder approval of the Purchase Plan is sought because of the requirements of Nasdaq in connection with the listing of the Company's Common Shares on the Nasdaq SmallCap Market and to qualify the Purchase Plan under Rule 16b-3 of the Exchange Act, and thereby render certain transactions under the Purchase Plan exempt from certain provisions of Section 16 of the Exchange Act.

GENERAL

         The Purchase Plan will allow, in the aggregate, up to 750,000 Common Shares (subject to adjustment for certain corporate transactions as described in the Purchase Plan) to be purchased by all employees who, immediately after the grant of rights under the Purchase Plan, would not own or hold outstanding options or other rights to purchase Common Shares consisting of 5% or more of the total combined voting power or value of all classes of stock of the Company.

         The Purchase Plan allows participants to allocate up to 10% of their compensation to be used to purchase Common Shares. The price of Common Shares purchased under each offering will be set at the lower of 85% of the average market price of Common Shares on the first day of the calendar year or the purchase date. The maximum number of Common Shares that a participant may purchase is limited by the fact that the value of Common Shares to be purchased may not accrue at a rate that exceeds $25,000 in any calendar year.

         Participants may reduce the payroll deduction, provided the participant complies with the administrative and timing requirements necessary to effectuate such a reduction. Participation in the Purchase Plan will automatically continue at the participant's chosen participation level until he or she files a new enrollment form, withdraws, changes participation levels or becomes ineligible.

         A participant may terminate his or her outstanding purchase rights by filing a form and elect either to have the Company refund all the participant's payroll deductions for that offering period or to have those payroll deductions applied to the purchase of Common Shares at the end of such interval. The termination shall be irrevocable and the participant may not rejoin until the next offering period. Also, if the participant ceases to remain eligible to participate in the Purchase Plan for any reason, the purchase right shall immediately terminate.

         The Board may alter, amend, suspend or discontinue the Purchase Plan at any time to become effective immediately following the close of any offering period. However, certain amendments may require Shareholder approval pursuant to applicable laws or regulations. Any such amendment or termination of the Purchase Plan shall not affect options already granted and such options shall remain in full force and effect as if the Purchase Plan had not been amended or terminated.

DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES

         The federal income tax consequences of an employee's purchases under the Purchase Plan will vary. The following discussion is only a summary of the general federal income tax rules applicable to the Purchase Plan. Employees should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

         The Purchase Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421 and 423 of the Code. Under those provisions, no income will be taxable to a participant at the time of grant of the option or purchase of Common Shares. However, a participant may become liable for tax upon dispositions of Common Shares acquired under the Plan (or if he or she dies holding such Common Shares), and the tax consequences will depend on how long a participant has held the Common Shares prior to disposition.

         If the Common Shares are disposed of (a) at least two years after the date of the beginning of the offering period and (b) at least one year after the stock is purchased in accordance with the Purchase Plan (or if the employee dies while holding the Common Shares), the following tax consequences will apply: the lesser of (a) the excess of fair market value of the Common Shares at the time of such disposition over the purchase price of the Common Shares (the "Option Price") or (b) the excess of the fair market value of the Common Shares at the time the option was granted over the option price (which option price will be computed as of the offering date) will be treated as ordinary income to the participant. Any further gain upon disposition generally will be taxed at long-term capital gain rates. If the Common Shares are sold and the sales price is less than the option price, there is no ordinary income and the participant has a long-term capital loss equal to the difference. If an employee holds the Common Shares for this period, no deduction in respect of the disposition of such Common Shares will be allowed to the Company.

         If the Common Shares are sold or disposed of (including by way of gift) before the expiration of either the two year or the one year holding periods described above, the following tax consequences will apply: the amount by which the fair market value of the Common Shares on the date the option is exercised (which is the last business day of the offering period and which is hereafter referred to as the "Termination Date") exceeds the option price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of the Common Shares is made. The balance of any gain will be treated as either short-term or long-term capital gain and will qualify for long-term capital gain treatment if the Common Shares have been held for more than one year following the exercise of the option. Even if the Common Shares are sold for less than their fair market value on the Termination Date, the same amount of ordinary income is attributed to a participant and a capital loss is allowed equal to the difference between the sales price and the value of such Common Shares on such termination date. The Company, in the event of an early disposition, will be allowed a deduction for federal income tax purposes equal to the ordinary income realized by the disposing employee.

         RECOMMENDATION OF THE BOARD: The Board recommends that the Shareholders concur in approving the adoption of the Purchase Plan.

         VOTE REQUIRED: The affirmative vote of a majority of the votes cast by Shareholders present in person or by proxy and eligible to a vote at the Meeting, a quorum being present, is required to approve this matter.

                                   MANAGEMENT


DIRECTORS

         For the names of and biographical information regarding each of the Directors and a discussion of Board Committees, see "Proposal Regarding Election of Directors."

EXECUTIVE OFFICERS

         The names of the executive officers of the Company, and their respective ages and positions with the Company, are as follows:

NAME                                  AGE                     POSITION
-------------------------------------------------------------------------------------------------------------------------
William C. Mortimore............      54                  President and Chief Executive Officer, Director
Colleen M. Doan.................      37                  Chief Financial Officer, Treasurer and Secretary
Michael J. Franco...............      53                  Vice President, Engineering and Chief Technology Officer
Joseph P. Gentile...............      43                  Director of Systems Sales
Steven J. Nevermann.............      30                  Director of Manufacturing and Logistics
David M. Noshay.................      39                  Vice President, Strategic Marketing
William L. Stafford.............      53                  Vice President, Sales - OEM/VAR Solutions, Assistant Secretary
Anton van Kimmenade.............      46                  Vice President, Service and Branch Manager, Europe

         Colleen M. Doan has served as Chief Financial Officer of the Company since September 1996, Treasurer since June 1994 and as Secretary since September 1997. Ms. Doan also served as Business Manager from September 1989 through
July 1995 and Controller from August 1995 through August 1996. Ms. Doan holds a B.A. in Business and Management from Alverno College.

         Michael J. Franco has served as Vice President, Engineering and Chief Technology officer since May 1999. Mr. Franco also served as Chief Technical Officer of the Company from May 1999 through September 1996. From May 1995 until September 1996, Mr. Franco served as the Company's Director of Technical Services. Mr. Franco was the founder, and from 1993 to April 1995 was the President and Chief Technical Officer, of Signal Stream Technologies, Inc., a manufacturer of medical imaging interfacing equipment which was merged into a subsidiary of the Company in May 1995. Previously, he was a co-founder and served as President and Chief Executive Officer of Adaptive Video, Inc., a manufacturer of medical imaging interfacing equipment for teleradiology and medical image printing. Prior to Adaptive Video, Mr. Franco was employed by Diasonics, Inc., a manufacturer of medical diagnostic imaging devices, and by Compression Labs, a manufacturer of video teleconferencing equipment.

         Joseph P. Gentile has served as Director of Systems Sales since January 2000. From February 1998 until December 1999, Mr. Gentile was employed as MRI Sales Manager of Marconi Medical Systems (formerly known as Picker Medical Systems). From May 1994 to January 1998, Mr. Gentile served as Vice President of Sales for IMACS Medical Systems, a company dedicated to electronic integration of cardiac cath labs. Mr. Gentile has also been employed at Philips Medical Systems and General Electric Medical Systems.

         Steven J. Nevermann has served as Director of Manufacturing and Logistics since September 1998. From September 1992 until August 1998, Mr. Nevermann served as the Company's Manufacturing Manager. From September 1989 until August 1992, Mr. Nevermann served in the role of Electronics Technician. Mr. Nevermann holds an Associate Degree in Electrical Engineering from Wisconsin School of Electronics.

         David M. Noshay has served as Vice President, Sales and Marketing Systems since January 1999. From August 1997 until January 1999, he served as Vice President, Marketing of the Company. From September 1995 until July 1997, Mr. Noshay served as the Company's Eastern Regional Sales Manager. From July 1994 until August 1995, Mr. Noshay was Sales Manager of Scitex Medical Systems, a manufacturer of medical image printing equipment. From February 1989 until June 1994, he was Marketing Manager for Konica Medical Corporation, a manufacturer of medical film and image printing equipment. Previously, he was employed by Matrix Instruments, a manufacturer of medical imaging printing equipment, and Siemens Medical Systems, a manufacturer of medical diagnostic imaging equipment. Mr. Noshay holds a B.S. in Electrical Engineering and an M.S. in Biomedical Engineering from Rutgers University.

         William L. Stafford has served as Vice President, Sales - OEM/VAR solutions since May 1999 and as Assistant Secretary since June 1994. He served as Vice President, Sales and Marketing - Components since from May 1999 until January 1999. From June 1994 until January 1999, he served as Vice President, Sales of the Company. From February 1993 until May 1994, Mr. Stafford served as the Company's Director of Sales. From June 1983 until February 1993, Mr. Stafford was employed by Marquette Medical Systems, Inc., a manufacturer of patient monitoring systems. Previously, he was employed by GE Medical Systems, a manufacturer of medical diagnostic imaging equipment, and Baxter Laboratories, a drug manufacturer. Mr. Stafford holds a B.A. in Economics from Yale College and an M.B.A. from Harvard.

         Anton J. M. van Kimmenade, has served as Director of Worldwide Service since November 1997, and as Branch Manager, Europe since the Company founded its European branch in 1996. From 1994 through 1996, Mr. van Kimmenade served as the Company's European Technical Director. From 1974 to 1993, Mr. van Kimmenade worked for Philips Medical Systems and its affiliates in the field of software management and test management, including as a software designer and as a Director of Quality. Mr. van Kimmenade received his B.S. in Electrical Engineering from the Polytechnical University in Eindhoven, the Netherlands.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS' COMPENSATION

         Directors who are employees of the Company do not receive any cash compensation for their service as members of the Board of Directors, although they are reimbursed for certain expenses incurred in connection with attendance at Board meetings. The Board of Directors may, in its discretion, alter this policy in the future.

         Directors who are not employees of the Company receive $1,000 for each Board meeting, and $500 for each committee meeting, which they attend in person, and one-half of these amounts for meetings in which they participate by telephone and which exceed one hour in length. Directors on the Executive Committee will receive in 2000 additional remuneration based on the extent of their service. Directors also are reimbursed for certain expenses incurred in connection with attendance at Board meetings. The Board of Directors may, in its discretion, alter this policy in the future.

          On February 4, 1998, pursuant to the Company's 1998 Stock Option Plan for Directors (the "Director's Plan"), the Company awarded each non-employee Director options to acquire 10,000 Common Shares at an exercise price equal to the IPO price of the Common Shares of $6.00. One-third of these options will vest on each of the first, second and third anniversaries of the date of the grant. The Company also awarded the following stock options, all of which vested immediately upon grant: on August 24, 1999, to each non-employee Director, options to acquire 2,500 Common Shares at an exercise price of $1.03, the closing price of the Company's stock on August 23, 1999; and on November 29, 1999, to Hymie S. Negin, options to acquire 2,500 Common Shares at an exercise price of $2.19, the closing price of the Company's stock on November 23, 1999. The purposes of the Director's Plan are to attract and retain the best available personnel for service as Directors, to provide additional incentive to individuals to serve as Directors, to motivate Directors to achieve superior performance for the benefit of the Company's shareholders, and to encourage Directors' continued service on the Board. Each option granted under the Director's Plan is evidenced by a written agreement between the Company and the participant.

EXECUTIVE COMPENSATION

         Set forth below is information concerning the compensation for 1999 and 1998 for the Company's President and Chief Executive Officer, and each other executive officer of the Company whose salary and bonus exceeded $100,000:

                           SUMMARY COMPENSATION TABLE


                                                                                     Long Term
                                                                                   Compensation
                                             Annual Compensation                      Awards
                              ------------------------------------------------ ----------------

                                                                                    Securities
     Name and Principal                                           Other Annual      Underlying        All Other
          Position             Year       Salary      Bonus       Compensation        Options      Compensation(1)
--------------------------------------  ----------- -----------  ---------------- ---------------- -----------------

William C. Mortimore........   1999       $160,000         ---               ---       10,000          $3,200
President and CEO              1998        160,000         ---               ---          ---           3,200
                               1997        136,667         ---               ---          ---           2,733

Michael J. Franco...........   1999        115,000         ---               ---       10,000           2,300
Vice President, Engineering    1998        115,000         ---               ---          ---           2,300
and Chief Technology Officer   1997        110,000         ---               ---          ---           2,168

William L. Stafford.........   1999        115,000         ---               ---       10,000           2,300
Vice President, Sales -        1998        115,000         ---               ---          ---           2,300
OEM/VAR Solutions              1997        110,000         ---               ---          ---           1,587

David M. Noshay.............   1999        115,000         ---               ---       12,000           2,300
Vice President, Strategic      1998        115,298         ---             2,916(4)       ---           2,300
Marketing                      1997        100,500      12,184(2)         43,620(3)    50,791           2,416




(1) Represents the Company's contributions to its 401(k) plan for the benefit of its employees.

(2)  In 1997, Mr. Noshay received a quarterly incentive sales bonus.

(3) Mr. Noshay received a relocation allowance of $41,620 and an automobile reimbursement of $2,000 in 1997.

(4)  Mr. Noshay received a moving expense reimbursement of $2,916 in 1998.

                  AGGREGATED 1999 FISCAL YEAR END OPTION VALUES


                                                           Number of Securities         Value of Unexercisable
                                                          Underlying Unexercised             In-the-Money
                                                                Options at                    Options at
                                            Shares           Fiscal Year End               Fiscal Year End
                                           Acquired    ----------------------------- -----------------------------
                                         on Exercise   Exercisable   Unexercisable   Exercisable   Unexercisable
                                         ------------- -----------  ---------------- ------------ ----------------

William C. Mortimore..................        --           70,221             7,500     $ 21,664     $      6,075

Michael J. Franco.....................        --          153,018             7,500       45,675            6,075

William L. Stafford...................        --           70,221             7,500       21,664            6,075

David M. Noshay.......................        --           20,430             7,500        7,225            6,075



EMPLOYMENT AGREEMENTS

         The Company entered into an employment agreement dated as of September 1, 1997 with William C. Mortimore, which is in effect for an initial term of three years, followed by one-year extensions unless terminated by either party and provides for the Company to pay Mr. Mortimore a minimum annual salary of $160,000. The employment agreement requires Mr. Mortimore to devote his full time and attention to the Company. The employment agreement also includes confidentiality provisions, restricts Mr. Mortimore's ability to compete with the Company for a period of two years after termination of his employment and awards Mr. Mortimore three months' severance pay following termination of his employment under certain conditions. Under Wisconsin law, a non-compete clause in an employment agreement may be voided if the court determines that the non-compete clause is unfairly restrictive.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Common Shares as of May 8, 2000 by (i) each person that is known by the Company to beneficially own or exercise the voting or dispositive control over 5% or more of the outstanding Common Shares; (ii) each Director; and (iii) all Directors and executive officers of the Company as a group. Except as otherwise indicated in the footnotes to the table, the persons named below have sole voting and investment power with respect to the shares beneficially owned by such persons. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire the beneficial ownership within 60 days. See "Certain Relationships and Related Transactions."


                                                                                         Shares Beneficially
                                                                                              Owned (1)
                                                                                     -----------------------------
Name and Address (2)                                                                    Number         Percent
------------------------------------------------------------------------------------ -------------- --------------

Robert T. Geras (3)...............................................................         737,756       12%
William C. Mortimore (4)..........................................................         601,107       10%
Robert A. Barish, M.D. (5). ......................................................           9,167       (*)
Dennis Brown (5)..................................................................          12,417       (*)
Michael D. Dunham (5).............................................................           9,167       (*)
Douglas S. Harrington, M.D (5)....................................................           9,167       (*)
Kevin E. Moley (5)................................................................          11,167       (*)
Hymie S. Negin (6)................................................................          52,500       (*)
All Directors, Nominees and Executive Officers as a Group
     (15 persons).................................................................       2,048,531       30%

(*)  Less than 1% of outstanding Common Stock.
(1) Except pursuant to applicable marital property laws or as indicated in the footnotes to this table, to the Company's knowledge, each shareholder identified in the table possesses sole voting and investment power with respect to all Common Stock shown as beneficially owned by such shareholder.
(2) The business address for each of Messrs. Geras, Mortimore, Barish, Brown, Dunham, Harrington, Moley and Negin is Merge Technologies Incorporated, 1126 South 70th Street, Suite S107B, Milwaukee, WI 53214-3151.
(3) Reflects 203,164 shares held by trusts for the benefit of Mr. Geras' adult children, the beneficial ownership of which Mr. Geras disclaims, and includes vested options to acquire 9,167 shares.
(4)  Includes vested options held by Mr. Mortimore to acquire 72,721 shares.

(5)  Includes vested options to acquire 9,167 shares.

(6)  Includes vested options held by Mr. Negin to acquire 2,500 shares.

         The Company is not aware of any arrangements, the operation of which may at a subsequent date result in a change of control of the Company.

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of equity securities of the Company with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. (the "NASD"). The SEC requires officers, Directors and greater than ten percent Shareholders to furnish the Company with copies of all these forms filed with the SEC or the NASD.

         To the Company's knowledge, based solely upon its review of the copies of these forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the Company believes that all filing requirements applicable to its officers, Directors, and greater than ten percent beneficial owners have been complied with during 1999, except that Hymie Negin filed a late Form 3.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In January 1998, the Company completed an initial public offering (the "IPO") of 1,900,000 shares of Common Stock at an offering price of $6.00 per share. On February 27, 1998, H.C. Wainwright & Co., Inc., as representative of the underwriters of the IPO (the "Representative") exercised an overallotment option and offered an additional 285,000 shares of Common Stock to the public at $6.00 per share. In connection with the IPO, the Company granted the Representative the right to nominate one Director to the Company's Board of Directors. The Representative nominated Robert A. Barish, M.D. as an independent Director.

         On June 30, 1997, the Company entered into a Loan Agreement, as modified by an agreement dated October 30, 1997 with Sirrom Capital Corporation ("Sirrom"), a third-party institutional "mezzanine" lender, under which the Company issued Sirrom a Secured Promissory Note in the original principal amount of $2,000,000 (the "Sirrom Note"). In connection with the issuance of the Sirrom Note, the Company issued Sirrom a warrant exercisable, upon payment of nominal consideration, for a base amount of 145,256 Common Shares (the "Sirrom Warrant").

         By agreement dated October 30, 1997, the Company and Sirrom agreed that upon the expected closing of the IPO: (i) the Sirrom Note would be paid in full;
(ii) the Sirrom Warrant would be exercised as to 75% (108,942) of the original number of shares issuable under it; (iii) Sirrom would not offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly any securities of the Company for a period of 180 days following the date of the IPO without the prior written consent of the Representative; (iv) Sirrom's right to purchase 25% (36,314) of the original number of shares issuable under the Sirrom Warrant would be terminated; (v) the put option in favor of Sirrom would be canceled; (vi) a termination fee of approximately $196,000 would be paid to Sirrom; and (vii) the Company agreed to file a registration statement to register shares issued to Sirrom pursuant to the Sirrom Warrant within 120 days of the closing of the initial public offering.

         The amount of the termination fee paid to Sirrom was determined through arm's length negotiations between the Company and Sirrom based on factors including the Company's interest in eliminating uncertainty with respect to its future equity-related liabilities and Sirrom's interest in receiving cash in return for relinquishing its put option. Upon the closing of the IPO, the Sirrom Warrant was exercised under the terms of the October 30, 1997 agreement. In addition, on July 13, 1998, the Company filed a Registration Statement on Form SB-2 to register shares issued to Sirrom pursuant to the Sirrom Warrant.
This Registration Statement was declared effective on August 28, 1998.

         Pursuant to a Stock Redemption Agreement between the Company and Alpha Capital Venture Partners, Limited ("Alpha"), a third-party institutional investor, dated May 5, 1995, and amended March 1, 1997, on February 3, 1998 the Company exercised its call rights and used $806,592 of the net proceeds of the IPO to redeem 424,757 Common Shares held by Alpha at a call price of $1.90 per share.

                           ANNUAL REPORT ON FORM 10-K

         The Company hereby undertakes to provide without charge to each person to whom a copy of this Proxy Statement has been delivered, upon written or oral request of the person, a copy of the Company's Form 10-K Annual Report for the fiscal year ended December 31, 1999. Requests should be made to the Investor Relations Department at the Company's principal executive offices located at 1126 South 70th Street, Suite S107B, Milwaukee, Wisconsin 53214-3151; telephone number (414) 977-4000.

                              STOCKHOLDER PROPOSALS

         No shareholder proposals were received by the Company for inclusion in this year's proxy statement. If a shareholder wishes to present a proposal to be included in the proxy statement for the next Annual Meeting of Shareholders, the proposal must be submitted in writing and received by the Company's Secretary at the Company's offices no later than January 10, 2001.

                 ==============================================
                  YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF
                  PROXIES WILL SAVE THE COMPANY THE EXPENSE OF
                      FURTHER REQUESTS FOR PROXIES. PLEASE
                      PROMPTLY MARK, SIGN, DATE AND RETURN
                  THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.
                 ==============================================

                                     ANNEX A

                         MERGE TECHNOLOGIES INCORPORATED
                        2000 EMPLOYEE STOCK PURCHASE PLAN

                              ARTICLE I -- PURPOSE

1.01 PURPOSE

The Merge Technologies Incorporated 2000 Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of Merge Technologies Incorporated and its Subsidiary Corporations (hereinafter referred to, unless the context otherwise requires, as the "Company") will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Company's common stock, par value $0.01 (the "Common Stock"). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

                            ARTICLE II -- DEFINITIONS

(a)  "Administrator" means the Company's chief financial officer.

(b) "Base Pay" shall mean regular straight-time earnings excluding payments for overtime, shift premium, bonuses and other special payments, commissions and other marketing incentive payments.

(c)  "Beneficiary" means beneficiary of a participant designated pursuant to
     Section 12.01.

(d)  "Board" means the Board of the Directors of the Company.

(e) "Committee" shall mean the Compensation Committee of the Board or any other committee designated by the Board to administer the Plan.

(f) "Employee" means any person who is customarily employed on a full-time or part-time basis by the Company and is regularly scheduled to work more than 20 hours per week.

(g) "Fair Market Value" means the closing price of the Common Stock as recorded by the NASDAQ Small-Cap System (or such other market) on the valuation date or if no closing price has been recorded on such date, on the next preceding day on which such a closing price was recorded; provided, however, the Committee may specify some other definition of Fair Market Value that complies with the applicable requirements of the Code.

(h)  "Subsidiary Corporation" shall mean any present or future corporation which
     (i) would be a "subsidiary corporation" of the Company as that term is defined in Section 424 of the Code and (ii) is designated as a participant in the Plan by the Committee.

The masculine pronoun whenever used herein is deemed to include the feminine, and the singular shall be deemed to include the plural whenever the context requires.

                  ARTICLE III -- ELIGIBILITY AND PARTICIPATION

3.01 INITIAL ELIGIBILITY

All Employees of the Company or of any Subsidiary Corporation shall be eligible to participate in an offering under the Plan as of the first day of the calendar quarter next following their date of employment.

3.02 LEAVE OF ABSENCE

For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an Employee for the first 90 days of such leave of absence and such Employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such Employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day. Termination by the Company of any Employee's leave of absence shall terminate an Employee's employment for all purposes of the Plan and shall terminate such Employee's participation in the Plan and right to exercise any option.

3.03 RESTRICTIONS ON PARTICIPATION

Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option to participate in the Plan:

(a) if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any employee); or

(b) which permits his rights to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

3.04 COMMENCEMENT OF PARTICIPATION

An eligible Employee may become a participant by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the Administrator on or before the date set therefore by the Committee, which date shall be prior to the Offering Commencement Date for the Offering (as such terms are defined below). Payroll deductions for a participant shall commence on the applicable Offering Commencement Date when his authorization for a payroll deduction becomes effective and shall end on the Offering Termination Date of the Offering to which such authorization is applicable unless sooner terminated by the participant as provided in Section 8.01.

3.05 STOCK

The stock offered hereunder shall be shares of Common Stock either (i) authorized but unissued, (ii) purchased in the open market by the Company or at its direction or (iii) issued and held in treasury. Subject to adjustment in accordance with the provisions of Section 12.03, the total number of shares of Common Stock that may be offered shall not exceed the Maximum Share Limit. If at any time participating Employees elect to purchase more than the Maximum Share Limit, then the number of shares of Common Stock which may be purchased by each participating Employee shall be reduced pro rata.

In the event that an Employee's participation under the Plan for any reason ends or is terminated and the shares which are subject to purchase are not purchased, such unpurchased shares of Common Stock shall again be available for offering under the Plan.

                             ARTICLE IV -- OFFERINGS

4.01 ANNUAL OFFERINGS

The Plan will be implemented by annual offerings of Common Stock (the "Offerings") beginning on the 1st day of each calendar year ("Offering Commencement Date"), and ending on the last day of such calendar year ("Offering Termination Date"). Notwithstanding the above, for an Employee who becomes eligible to participate in the Plan for the first time during a calendar year, his Offering Commencement Date shall be the first day of the calendar quarter next following the date he becomes eligible to participate in the Plan.

                         ARTICLE V -- PAYROLL DEDUCTIONS

5.01 AMOUNT OF DEDUCTION

At the time a participant files his authorization for payroll deduction, he shall elect to have deductions made from his pay on each payday during the time he is a participant in an Offering at the rate not to exceed 10% of his base pay in effect at the Offering Commencement Date of such Offering. In the case of a part-time hourly Employee, such Employee's base pay during an Offering shall be determined by multiplying such Employee's hourly rate of pay in effect on the Offering Commencement Date by the number of regularly scheduled hours of work for such Employee during such Offering. Notwithstanding the foregoing, the Committee shall have the right, pursuant to Section 11.02, to establish a minimum payroll deduction as a condition of participation in the Plan.

5.02 PARTICIPANT'S ACCOUNT

All payroll deductions made for a participant shall be credited to his account under the Plan. A participant may not make any separate cash payment into such account except when on leave of absence and then only as provided in Section 5.04.

5.03 CHANGES IN PAYROLL DEDUCTIONS

A participant may discontinue his participation in the Plan as provided in
Section 8.01 but no other change can be made during an Offering and, specifically, a participant may not alter the amount of his payroll deductions for that Offering.

5.04 LEAVE OF ABSENCE

If a participant goes on a leave of absence, such participant shall have the right to elect: (a) to withdraw the balance in his account pursuant to Section 7.02, (b) to discontinue contributions to the Plan but remain a participant in the Plan, or (b) remain a participant in the Plan during such a leave of absence, authorizing deductions to be made from payments by the Company to the participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company to such participant are insufficient to meet such participant's authorized Plan deductions.

                        ARTICLE VI -- GRANTING OF OPTION

6.01 NUMBER OF OPTION SHARES

On the Offering Commencement Date, a participating Employee shall be deemed to have been granted an option to purchase a maximum number of shares of the stock of the Company equal to an amount determined as follows: (i) that percentage of the Employee's Base Pay which he has elected to have withheld (but not in any case in excess of 10%) multiplied by (ii) the Employee's Base Pay during the period of the offering (iii) divided by 85% of the market value of the stock of the Company on the applicable Offering Commencement Date. An Employee's Base Pay during the period of an offering shall be determined by multiplying, in the case of a one-year offering, his normal weekly rate of pay (as in effect on the last day prior to the Offering Commencement Date) by 52 or the hourly rate of 2,080 or, in the case of an Offering Period of less than twelve months, by (a) 52 multiplied by the number of calendar months in the Offering Period divided by 12, or (b) the hourly rate multiplied by the number of hours in the Offering Period, as the case may be, provided that, in the case of a part-time hourly employee, the employee's base pay during the period of an offering shall be determined by multiplying such employee's hourly rate by the number of regularly scheduled hours of work for such employee during such Offering.

6.02 OPTION PRICE

The option price of stock purchased with payroll deductions made during such annual offering for a participant therein shall be the lower of:

(a) 85% of the Fair Market Value of the shares of Common Stock on the Offering Commencement Date or the nearest prior business day on which trading occurred on the NASDAQ Small-Cap System; or

(b) 85% of the Fair Market Value of the shares of Common Stock on the purchase date as listed on the NASDAQ Small-Cap System.

                        ARTICLE VII -- EXERCISE OF OPTION

7.01 AUTOMATIC EXERCISE

Unless a participant gives written notice to the Company as hereinafter provided, his option for the purchase of Common Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the last day of each calendar quarter in the Offering Period applicable to such offering, for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in his account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted to the Employee pursuant to Section 6.01), and any excess in his account at that time shall be carried over into the next Offering, or if there is none, shall be returned to him.

7.02 WITHDRAWAL OF ACCOUNT

By written notice to the Administrator, at any time prior to the Offering Termination Date applicable to any Offering, a participant may elect to withdraw all the accumulated payroll deductions in his account at such time.

7.03 FRACTIONAL SHARES

Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares will be returned to any Employee promptly following the termination of an Offering, without interest.

7.04 TRANSFERABILITY OF OPTION

During a participant's lifetime, options held by such participant shall be exercisable only by that participant. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 7.02.

7.05 DELIVERY OF STOCK

As promptly as practicable after each exercise pursuant to Section 7.01, the Company will deliver to each participant, as appropriate, the stock purchased upon exercise of his option.

7.06 EXPENSES

The Company will bear the expenses of administering the Plan. The Company will not bear fees related to an Employee holding or disposing of Common Stock.

7.07 WITHHOLDING

Any amounts to be paid or shares of Common Stock to be delivered by the Company under the Plan shall be reduced to the extent permitted or required under applicable law by sums required to be withheld by the Company or any Subsidiary Corporation.

                           ARTICLE VIII -- WITHDRAWAL

8.01 IN GENERAL

As indicated in Section 7.02, a participant may withdraw payroll deductions credited to his account under the Plan at any time by giving written notice to the Administrator. All of the participant's payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal, and no further payroll deductions will be made from his pay during such Offering. The Company may, at its option, treat any attempt to borrow by an Employee on the security of his accumulated payroll deductions as an election, under Section 7.02, to withdraw such deductions.

8.02 EFFECT ON SUBSEQUENT PARTICIPATION

A participant's withdrawal from any Offering will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

8.03 TERMINATION OF EMPLOYMENT

Upon termination of the participant's employment for any reason, including retirement (but excluding death while in the employ of the Company or continuation of a leave of absence for a period beyond 90 days), the payroll deductions credited to his account will be returned to him, or in the case of his death subsequent to the termination of his employment, to the person or persons entitled thereto under Section 12.01.

8.04 TERMINATION OF EMPLOYMENT DUE TO DEATH

Upon termination of the participant's employment because of his death, his Beneficiary (as defined in Section 12.01) shall have the right to elect, by written notice given to the Administrator prior to the earlier of the next exercise date as provided in Section 7.01 or the expiration of a period of sixty
(60) days commencing with the date of the death of the participant, either:

(a) to withdraw all of the payroll deductions credited to the participant's account under the Plan, or

(b) to exercise the participant's option for the purchase of stock on the exercise date next following the date of the participant's death for the purchase of the number of full shares of stock which the accumulated payroll deductions in the participant's account at the date of the participant's death will purchase at the applicable option price, and any excess in such account will be returned to said beneficiary, without interest.

In the event that no such written notice of election shall be duly received by the office of the Administrator, the beneficiary shall automatically be deemed to have elected, pursuant to paragraph (b), to exercise the participant's option.

8.05 LEAVE OF ABSENCE

A participant on leave of absence shall, subject to the election of such participant pursuant to Section 5.04, continue to be a participant in the Plan so long as such participant is on continuous leave of absence. A participant who has been on leave of absence for more than 90 days and who therefore is not an employee for the purpose of the Plan shall not be entitled to participate in any offering commencing after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a participant on leave of absence returns to regular full-time or part-time employment with the Company at the earlier of: (a) the termination of such leave of absence or (b) three months from the 90th day of such leave of absence, such participant's participation in the Plan shall terminate on whichever of such dates first occurs.

                             ARTICLE IX -- INTEREST

9.01 PAYMENT OF INTEREST

No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant employee.

                               ARTICLE X -- STOCK

10.01 MAXIMUM SHARES

The maximum number of shares which shall be issued under the Plan, subject to the adjustment upon changes in capitalization of the Company as provided in
Section 12.03 shall be 750,000 shares of Common Stock. If the total number of shares for which options are exercised on any exercise date in accordance with
Section 7.01 exceeds the maximum number of shares for the applicable offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to him as promptly as possible.

10.02 PARTICIPANT'S INTEREST IN OPTION STOCK

The participant will have no interest in stock covered by his option until such option has been exercised.

10.03 REGISTRATION OF STOCK

Stock to be delivered to the participant under the Plan will be registered in the name of the participant, or if the participant so directs by written notice to the Administrator prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

10.04 RESTRICTIONS ON EXERCISE

The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed upon official notice of issuance, upon a stock exchange, and that either:

(a) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or

(b) the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the shares for investment and not for resale or distribution.

                          ARTICLE XI -- ADMINISTRATION

11.01 APPOINTMENT OF COMMITTEE

The Committee shall administer the Plan and shall consist of no fewer than two members of the Board of Directors. No member of the Committee shall be eligible to purchase stock under the Plan.

11.02 AUTHORITY OF COMMITTEE

Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be final and conclusive. The Committee may employ such agents, attorneys, accountants or any other persons and delegate to them such powers, rights, and duties as the Committee may consider necessary to properly carry out the administration of the Plan.

11.03 RULES GOVERNING THE ADMINISTRATION OF THE COMMITTEE

The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

                          ARTICLE XII -- MISCELLANEOUS


12.01 DESIGNATION OF BENEFICIARY


A participant may file a written designation of a Beneficiary who is to receive any stock and/or cash. Such designation of beneficiary may be changed by the participant at any time by written notice to the Administrator. Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death of a Beneficiary validly designated by him under the Plan, the Company shall deliver such stock and/or cash to such Beneficiary. In the event of the death of a participant and in the absence of a Beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior to the death of the participant by whom he has been designated, acquire any interest in the stock or cash credited to the participant under the Plan.


12.02 USE OF FUNDS


All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.


12.03 ADJUSTMENT UPON CHANGES IN CAPITALIZATION


(a) If, while any options are outstanding, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Article IV hereof shall also be proportionately adjusted. No adjustments shall be made for stock dividends. For the purposes of this Paragraph, any distribution of shares to shareholders in an amount aggregating 20% or more of the outstanding shares shall be deemed a stock split and any distributions of shares aggregating less than 20% of the outstanding shares shall be deemed a stock dividend.

(b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next exercise date pursuant to Section 7.01 upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common stock was entitled to receive upon and at the time of such transaction. The Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 12.03 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.


12.4 AMENDMENT AND TERMINATION

The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Corporation (i) increase the maximum number of shares which may be issued under any Offering (except pursuant to Section 12.04); (ii) amend the requirements as to the class of employees eligible to purchase stock under the Plan or permit the members of the Committee to purchase stock under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an Employee then having an option under the Plan to purchase stock, adversely affect the rights of such Employee under such option.

12.05 EFFECTIVE DATE

The Plan shall become effective as of July 1, 2000, subject to approval by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the shareholders held on or before July 1, 2000. If the Plan is not so approved, the Plan shall not become effective.

12.06 NO EMPLOYMENT RIGHTS

The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

12.07 EFFECT OF PLAN

The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

12.08 GOVERNING LAW

The internal laws of the State of Wisconsin will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States. The Plan and all offerings under the Plan are intended to comply in all aspects with Section 423 of the Code (or its successors section) and Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended from time to time. Should any of the terms of the Plan or offerings be found not to be in conformity with the terms of Section 423 or Rule

16b-3, such terms shall be invalid and shall be omitted from the Plan or the offering but the remaining terms of the Plan shall not be affected. However, to the extent permitted by law, any provisions which could be deemed invalid and omitted shall first be construed in compliance with all applicable laws (including Rule 16b-3) so as to foster the intent of this Plan.

12.09 LITIGATION BY EMPLOYEES OR OTHER PERSONS

To the extent permitted by law, if: (i) a legal action arises against the Company, a Subsidiary or any Employee or director thereof, or the Committee or any member thereof, by or on behalf of any participant, in which the participant is not the prevailing party, or (ii) a legal action arises because of conflicting claims to shares of Common Stock due an Employee or Beneficiary, the costs and expenses, including reasonable attorneys' fees and expenses, incurred by the Company, a Subsidiary or Employee or director thereof, or the Committee or any member thereof, in connection with the action will be charged to the extent possible to the shares of Common Stock or sums, if any, that were involved in the action or were payable to, or on account of, the Employee or Beneficiary concerned.

12.10 INDEMNIFICATION

The Company shall indemnify and hold harmless any person who is or was a director, officer, or Employee of the Company or a Subsidiary and each member of the Committee, to the extent legally permissible, from and against any and all loss, damage, liability or expense, including reasonable attorneys' fees and expenses, to which such person may be subjected by reason of any act or omission the person made in good faith with respect to the administration of the Plan, including all expenses the person reasonably incurred in his defense if the Company fails to provide such defense.

                         MERGE TECHNOLOGIES INCORPORATED
                             1126 SOUTH 70TH STREET
                                   SUITE S107B
                         MILWAUKEE, WISCONSIN 53214-3151

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints William C. Mortimore and Colleen M. Doan, and each of them, as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock, par value $0.01 per share (the "Common Stock"), of Merge Technologies Incorporated (the "Company") held of record by the undersigned on March 23, 2000 at the Annual Meeting of Shareholders when convened on May 23, 2000, or any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH HEREIN.

             - DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED -

              MERGE TECHNOLOGIES INCORPORATED 2000 ANNUAL MEETING

1. Elect eight individuals to serve as Directors until the next annual meeting of Shareholders or otherwise as provided in the Amended and Restated
     By-Laws (check one box).

/X/  Please mark your votes as in this example.

1 - WILLIAM C. MORTIMORE   5 - MICHAEL D. DUNHAM                          FOR all nominees          WITHHOLD AUTHORITY
2 - ROBERT T. GERAS        6 - DOUGLAS S. HARRINGTON, M.D.                listed to the left        to vote for all nominees
3 - ROBERT A. BARISH, M.D. 7 - KEVIN E. MOLEY                             (except as specified      listed to the left.
4 - DENNIS BROWN           8 - HYMIE S. NEGIN                             below).


(Instructions:  To withhold authority to vote for any indicated           |-----------------------------------------------
nominees, write the number(s) of the nominee(s) in the box provided  - >  |                                              |
to the right.)                                                            |                                              |
                                                                          |----------------------------------------------|

2. Approve an increase in the number of shares of Common Stock which may be issued under the Merge Technologies Incorporated 1998 Stock Option Plan for
     Directors.

                                    For        Against      Abstain

3.   Approve the adoption of the Merge Technologies Incorporated 2000 Employee
     Stock Purchase Plan.

                                    For        Against      Abstain

4. In their discretion, the Proxies are authorized to transact any other business as may properly come before the Meeting or any adjournment thereof.

                                    For        Against      Abstain


Check appropriate box                    Date_______________________               NO. OF SHARES
Indicate changes below:

Address Change?    Name Change?


                                                                                |----------------------------------------------|
                                                                                |                                              |
                                                                                |                                              |
                                                                                |                                              |
                                                                                |                                              |
                                                                                |                                              |
                                                                                |----------------------------------------------|


                                                                                SIGNATURE(S) IN BOX
                                                                                NOTE: SIGN EXACTLY AS NAME APPEARS TO THE LEFT. WHEN
                                                                                SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.
                                                                                WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                                                                TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.
                                                                                IF A CORPORATION, PLEASE SIGN CORPORATE NAME BY
                                                                                PRESIDENT OR AUTHORIZED OFFICER. IF A PARTNERSHIP,
                                                                                PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED
                                                                                PERSON.